UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2017

Stemline Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35619 (Commission File Number)	45-0522567 (IRS Employer Identification No.)

750 Lexington Avenue

Eleventh Floor

New York, New York 10022

(Address of Principal Executive Offices)

(646) 502-2311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                  Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Stemline Therapeutics, Inc. (the “Company”) presented data from its SL-401 pivotal trial in blastic plasmacytoid dendritic cell neoplasm (“BPDCN”), as well as results from other ongoing trials in additional indications, at the 2017 American Society of Hematology (“ASH”) Annual Meeting and Exposition, held between December 9 and 12, 2017.  Presentations are available on the Stemline website, www.stemline.com, under the Scientific Presentations tab.  In addition, the Company issued a press release regarding such data on December 13, 2017.  A copy of such press release is being furnished as Exhibit 99.1 to this report.

The Company posted an investor presentation to its website, www.stemline.com. A copy of the investor presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press release issued by Stemline Therapeutics, Inc., dated December 13, 2017 (furnished only).
99.2	2017 ASH Conference Presentation in use beginning December 9, 2017 (furnished only).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2017	Stemline Therapeutics, Inc.
(Registrant)

	By	/s/ Kenneth Hoberman
Kenneth Hoberman
Chief Operating Officer